                                                                 EXHIBIT 99.(a)3

                          NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF
                                  NITCHES, INC.


            The below form or a form substantially equivalent to that set forth below must be used to accept the Offer (as defined below) if a shareholder's stock certificates are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit the Letter of Transmittal and other required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)). Such form may be delivered by hand or mail, or transmitted by facsimile transmission to the Depositary. See Section 2 of the Offer to Purchase.

                                   DEPOSITARY:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


                                         Facsimile Transmission
           By Mail:                 (For Eligible Institutions Only):    By Hand or Overnight Delivery:

American Stock Transfer & Trust              (718) 234-5001                 American Stock Transfer &
            Company                                                               Trust Company
  40 Wall Street, 46th Floor         Confirm Facsimile by Telephone:       40 Wall Street, 46th Floor
      New York, NY 10005                                                       New York, NY 10005
                                             (800) 937-5449

            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN TO ONE OF THOSE SHOWN ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

            The undersigned hereby tender to Nitches, Inc. (the "Company") upon the terms and conditions set forth in its Offer to Purchase dated August 18, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below, pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.


                       NUMBER OF SHARES TENDERED:_________



Name(s) of Record Holder(s):               Stock Certificate Nos. (if available)

-----------------------------------        -------------------------------------

-----------------------------------        -------------------------------------

    (Please type or print)
                                           If Shares will be delivered by book-
                                           entry transfer, please complete the
                                           following:
Address(es)
-----------------------------------
                           Zip Code              The Depository Trust Company

Area Code and Telephone Number:            Account Number
                                           -------------------------------------

                                           Dated:                         , 1998
-----------------------------------        ---------------------------------

-----------------------------------

-----------------------------------
          (Signature(s))


                              GUARANTEE OF DELIVERY

                                                            Nitches, Inc. Tender

            The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (i) that the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 and (ii) that it will deliver to the Depositary certificates for the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal, within five trading days after the date of receipt of this Notice of Guaranteed Delivery by the Depositary.


                                   Firm:
                                        ----------------------------------------


                                   Sign Here:
                                             -----------------------------------
                                                (Authorized Signature)


Dated: _________________, 1998     Name:
                                        ----------------------------------------
                                                 (Please Type or Print)


                                   ---------------------------------------------
                                   (Area Code and Telephone Number)

                                   ---------------------------------------------
                                   (Address)                     (Zip Code)



            DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. STOCK CERTIFICATES ARE TO BE DELIVERED WITH A LETTER OF TRANSMITTAL.

                                        2